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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                        SUPPLEMENT DATED JULY 11, 2007
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2007
                                      FOR
                        MERRILL LYNCH CONSULTS ANNUITY(SM)

This supplement updates the Prospectus for the Merrill Lynch Consults Annuity(SM) (the "Consults Annuity") issued by Merrill Lynch Life Insurance Company. Please retain this supplement with your Consults Annuity Prospectus for your reference.

On p. 17 of the Prospectus under "The Funds," the footnote indicating that the Roszel/Marsico Large Cap Growth Portfolio is closed to allocations of premiums and incoming transfers of contract value for certain Contracts is inaccurate. The Roszel/Marsico Large Cap Growth Portfolio IS AVAILABLE for allocations of premiums and incoming transfers of contract value for all Contracts.

The Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, however, remains closed to allocations of premiums and incoming transfers of contract value for certain Contracts.

                                     * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.




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